UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2024 (April 24, 2024)
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REYNOLDS CONSUMER PRODUCTS INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39205	45-3464426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 879-5067
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REYN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As further described below in Item 5.07 of this Current Report on Form 8-K, on April 24, 2024, at the Annual Meeting of Stockholders of Reynolds Consumer Products Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Exculpation Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of the Company’s officers from liability in specific circumstances. On April 24, 2024, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation that sets forth the Exculpation Amendment (the “Certificate of Amendment”).
A description of the Exculpation Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2024 (the “Proxy Statement”) in the section entitled “Proposal 2 - Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as Permitted by Delaware Law.” The foregoing description of the Exculpation Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 24, 2024. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.
Proposal 1. Election of Directors
The Company’s stockholders elected each of the following directors as a Class I director to serve until the Company’s 2027 Annual Meeting. The results of the voting were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Helen Golding	166,433,427	39,045,421	2,139,349
Allen P. Hugli	180,283,218	25,195,630	2,139,349
Christine Montenegro McGrath	205,146,864	331,984	2,139,349
Proposal 2. Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Allow for Exculpation of Officers as permitted by Delaware Law
The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
168,582,098	36,871,594	25,156	2,139,349
Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
207,330,003	277,269	10,925
Proposal 4. Advisory Vote to Approve the Compensation of the Named Executive Officers
The Company’s stockholders approved the advisory vote to approve the compensation of the named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
204,410,195	1,045,518	23,135	2,139,349

Item 9.01. Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Reynolds Consumer Products Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2024

REYNOLDS CONSUMER PRODUCTS INC.

	By:	/s/ David Watson
David Watson
General Counsel and Secretary